UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/26/2007

MIDWESTONE FINANCIAL GROUP INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24630

IA	42-1003699
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

222 First Avenue East, Oskaloosa, IA 52577
(Address of principal executive offices, including zip code)

641-673-8448
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On January 26, 2007, the Registrant reported its results of operations for the three months and the year ended December 31, 2006 and the financial condition as of that date. The Company reported that it board of directors declared a dividend of $.18 per share payable on March 15, 2007 to shareholders of record as of March 1, 2007. The Company also reported that the board had authorized a stock repurchase program of up to $2,000,000 of the outstanding shares through December 31, 2007.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 provides the News Release and accompanying financial information for the results of operation for the quarter and the year ended December 31, 2006 and the financial condition as of that date.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP INC

Date: January 26, 2007	By:	/s/ David A. Meinert
David A. Meinert
Executive Vice President & CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	News Release dated January 26, 2007